UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 3, 2016

SPX FLOW, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-37393 (Commission File Number)	47-3110748 (IRS Employer Identification No.)

13320 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On August 3, 2016, SPX FLOW, Inc. (the “Company”) issued a press release relating to the proposed offering of $600 million in aggregate principal amount of senior unsecured notes (the “Offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in accordance with Regulation S under the Securities Act.
Exhibit 99.1 includes selected information contained in an offering memorandum that the Company expects to provide to investors in connection with the Offering. The information contained in this Current Report on Form 8-K, including the information contained in Exhibit 99.1, does not constitute an offer to sell, or the solicitation of an offer to buy, any securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.
This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are subject to the safe harbor created thereby. Please read this information in conjunction with the Company’s other documents filed with the Securities and Exchange Commission. These filings identify important risk factors and other uncertainties that could cause actual results to differ from those contained in the forward-looking statements. Actual results may differ materially from these statements. The words “expect,” “anticipate,” “project,” “believe” and similar expressions identify forward-looking statements. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. In addition, estimates of future operating results are based on the Company’s current complement of businesses, which is subject to change.
Exhibit 99.1 includes financial measures of the Company that are not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). Management believes that these non-GAAP financial measures enhance an investor’s understanding of the Company’s financial performance and are useful financial metrics to assess its operating performance from period-to-period by excluding certain items that it believes are not representative of its core business.
These non-GAAP financial measures are not intended to be used in isolation and should not be considered a substitute for any other performance measure determined in accordance with GAAP. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool, including that other companies may calculate similar non-GAAP financial measures differently than the Company does, limiting their usefulness as a comparative tool. The Company compensates for the limitations of its use of non-GAAP financial measures by presenting comparable GAAP measures. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures contained within Exhibit 99.1 with the Company’s GAAP financial measures.
On August 3, 2016, the Company issued a press release titled “SPX FLOW, Inc. Announces Proposed Offering of $600 Million of Senior Notes.” A copy of the press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.
On August 3, 2016, the Company also issued a press release titled “SPX FLOW, Inc. Commences Cash Tender Offer for Any and All of its 6.875% Senior Notes due 2017.” A copy of the press release is attached hereto as Exhibit 99.3 to this Curernt Report on Form 8-K.
Exhibits 99.1, 99.2 and 99.3 and the information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act.
Item 9.01.                                        Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Regulation FD disclosure
99.2	Press Release dated August 3, 2016 (Senior Notes Offering)
99.3	Press Release dated August 3, 2016 (Cash Tender Offer for 2017 Notes)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX FLOW, INC.

Date: August 3, 2016	By:	/s/ Stephen A. Tsoris
Stephen A. Tsoris
Vice President, Secretary, and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Regulation FD disclosure
99.2	Press Release dated August 3, 2016 (Senior Notes Offering)
99.3	Press Release dated August 3, 2016 (Cash Tender Offer for 2017 Notes)